                                             Nations LifeGoal Growth
                                             Portfolio

      NATIONS LIFEGOAL PORTFOLIOS            Nations LifeGoal Balanced
      ------------------------------------   Growth Portfolio
      Annual report for the year
      ended March 31, 2003                   Nations LifeGoal Income
                                             and Growth Portfolio




                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S MESSAGE
                           Dear Shareholder:

                           The 12-month period ended March 31, 2003 has been described as the most difficult environment for the financial services industry since 1970. The U.S. economy struggled with a number of obstacles, including the aftermath of the 1990s stock market bubble, corporate malfeasance, the bankruptcy of WorldCom and Enron, ongoing fears of terrorist attacks and the threat and ultimate reality of war with Iraq. All of these factors weighed heavily on consumer, business and investor sentiments. As a result, the stock market was extremely volatile over the period. Market gains were followed by significant declines and rallies proved unsustainable.

                           For the period, the stock market, as broadly represented by the three major equity indices -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), Dow Jones Industrial Average and Nasdaq Composite Index(1) -- declined by 24.75%, 21.45% and 26.97%, respectively. The bond market, however, served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. Bond performance overall, as represented by the Lehman Aggregate Bond Index,(1) produced strong gains rising by 11.69% for the period.

                           A WORD REGARDING CORPORATE GOVERNANCE
                           The exposure of management and accounting irregularities over the past 18 months, combined with a protracted decline in stock values, has resulted in a crisis of confidence in U.S. companies. These conditions make stock selection more critical than ever. While corporate governance is more difficult to quantify than other factors such as volatility and leverage, our research process has and will continue to thoroughly evaluate management expertise and corporate accountability as key factors in making investment decisions. We evaluate management's years of industry experience, existence of an independent board of directors, levels of insider ownership, strength of the business plan, management's ability to execute the plan, the balance between vision and execution, and management's willingness to communicate openly with us, among other factors.

                           LESSONS LEARNED FROM VOLATILE MARKETS
                           The volatility we have experienced in the financial markets during the past twelve months highlights the importance of certain key lessons investors should take into account when planning for the future. First and foremost is the importance of having a relationship with an investment professional who knows you and your investment objectives. Your investment professional can provide valuable insight, helping you to avoid making impulsive decisions during short-term market fluctuations and to continue to take a long-term view of your portfolio. While it may be difficult to stay the course in the face of erratic market movements, history has shown us two important tenets -- that volatility is reduced over longer term holding periods, and that it is virtually impossible to consistently time the market. For example, an investor who stayed fully invested in the S&P 500 Index since March 31, 1993, would have earned an annualized total return of 6.50% on March 31, 2003. However, by missing just 15 of the best trading days in an effort to time the market during that 10-year period, the return would have been -0.34%.(2)

                           (1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The indexes are not available for investment and not reflect fees, brokerage commissions or other expenses of investing.

                           The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and American Depository Receipts.

                           The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           (2)Annualized total return of the S&P 500 Index over the 20-year period 3/31/83 to 3/31/03. The S&P 500
                           Index is unmanaged and unavailable for investment. Past performance is no guarantee of future results.

CHAIRMAN'S AND PRESIDENT'S MESSAGE
CONTINUED...

                           You can further manage your investing risk through building and maintaining a diversified portfolio. Historical evidence shows that not all asset classes move up and down at the same time. By diversifying among different asset classes such as stocks, bonds and cash equivalents, you can help manage risk and cushion some of the market's ups and downs to increase predictability of returns.

                           Finally, you can actually put volatility to work for you -- by continuing to invest -- and doing so on a regular basis. This practice is known as dollar cost averaging. You'll buy more shares when the prices are low and fewer shares when prices are high. Dollar cost averaging can help avoid getting caught in the excitement of a rapidly rising market and buying all your shares at market highs.(3) It could also help to lower the average cost of your securities.

                           OUR NEAR-TERM OUTLOOK
                           At this writing, various geopolitical risks continue to hamper progress of the U.S. economy. An easing of some of these risks, combined with the positive effects of earlier monetary easing, the enactment of new tax cuts, a strong housing market and ongoing productivity gains should yield much better performance in the second half of 2003. In addition, we believe oil prices will remain at moderate levels and that badly damaged business and consumer confidence will gradually improve. Rising corporate profits are likely to boost stock prices, while signs of improved economic activity should ultimately exert downward pressure on bond prices. Given this anticipated backdrop, investors would be wise to maintain a long-term perspective and focus on a well-diversified portfolio.

                           QUESTIONS OR COMMENTS
                           In the letters that follow, your portfolio managers discuss factors that affected your funds' performance over the past twelve months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your Nations Funds investments, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, please let us know. You can visit our Web site at www.NationsFunds.com for the most current performance information about our (your) funds and other investment products available to you.

                           We appreciate your continued trust and confidence and thank you for being a part of the Nations Fund family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                           AND NATIONS FUNDS

                           March 31, 2003

                           (3)A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY                                            5
                                     Nations LifeGoal Growth Portfolio                               5
                                     Nations LifeGoal Balanced Growth Portfolio                      9
                                     Nations LifeGoal Income and Growth Portfolio                   14
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       19
                                     Statements of operations                                       22
                                     Statements of changes in net assets                            23
                                     Schedules of capital stock activity                            24
                                     Financial highlights                                           28
                                     Notes to financial statements                                  34
                                     Tax information                                                40
                                     Fund governance                                                41

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2002.

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                      [This page intentionally left blank]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           The past year saw the U.S. economy struggling to gain its footing, confronting a number of obstacles both internally and externally. The aftermath of the 1990s stock market bubble, various accounting scandals, ongoing fears of terrorist attacks and the war with Iraq depressed consumer, business and investor confidence.

                           Each time the stock market and general economy appeared headed for stronger performance, some new shock took center stage. The economy remained resilient, with GDP (gross domestic product) growth averaging nearly 3.0% over the four quarters of 2002. Yet, that growth was not enough to generate the employment and profit gains commonly expected in a true recovery.

                           For the 12-month period ended March 31, 2003, the Standard & Poor's 500 Composite Stock Price Index** was down nearly 25% with respect to total return. Equity losses were widespread, as indicated by the similarly weak showing of smaller companies. The small-company Russell 2000 Index*** shed approximately 27% in total return during the same period. The quarters ending in June and September of 2002 bore the brunt of the major market downturns.

                           Few investment strategies avoided the general downdraft in equities. Growth and value stocks both fell substantially, as did many of the stocks of small-, medium-and large-size firms. Losses also encompassed a wide swath of industries, with all 10 of the major S&P 500 sector groups suffering double-digit declines.

                           Interest rates rose and fell as patches of optimism encountered new waves of uncertainty or concern. Yields on 10-year U.S. Treasury notes climbed to a high of 5.44% on April 1, 2002 and fell to a low of 3.59% on March 10, 2003. The bond market served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. As investors sought safer investments with the attack on Iraq, 10-year U.S. Treasury yields traded below 4.00% at the end of the fiscal year concluding March 31, 2003, compared with yields that exceeded 5.00% a year earlier. This decline in interest rates translated into a strong 14% return for the Lehman U.S. Treasury Index(+) for the period. Corporate bonds also did well during the period, with the Lehman Corporate Bond Index(++) registering a 13% gain.

                           As the war with Iraq began, investors caught glimpses of key turning points in the financial markets. On days when the Coalition Forces did well, prices of oil, bonds and gold declined, while stock prices and the value of the dollar rose. The intense

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment adviser to Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (+)The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (++)The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           volatility of prices underscored the uncertainty with which investors viewed the geo-political environment and the future course of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2003 began, various U.S. and world economic indicators remained weak. Many businesses were deferring capital spending projects, focusing instead on cost cutting to protect profits. Consumers also appeared more cautious in their spending, although sales of cars and homes remained at relatively healthy levels. A boom in refinancing activity, supported by record low mortgage rates, has helped to sustain the consumer sector.

                           Lower oil prices and an easing of geopolitical risks should help repair badly damaged business and consumer confidence and release the economy's underlying potential. In our opinion, the delayed effects of earlier monetary easing, the expected enactment of new tax cuts, rising home prices, and the ongoing benefits of rising productivity should combine to yield much better economic performance in the second half of 2003.

                           As investors return to economic fundamentals, the capital markets could see major turning points. In our view, rising profits are likely to boost stock prices, while signs of better economic activity could push bond prices lower, but narrow credit spreads further. Investors would be wise to retain a long-term perspective, focus on a diversified portfolio, and resist efforts to time market changes. While global and domestic risks will persist, the U.S. economy remains inherently strong.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2003

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Investment Strategies Team
of Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Portfolio seeks
capital appreciation
through exposure to a
variety of equity market
segments.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations LifeGoal Growth
Portfolio Investor A
Shares provided
shareholders with a total
return of -26.68%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations LifeGoal Growth Portfolio is diversified among other Nations Funds equity mutual funds in seeking to provide exposure to various equity market segments both domestically and internationally. Total return advantages are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmarks. Additional performance enhancement is sought through active allocation, emphasizing the funds and asset classes thought to have the most attractive attributes given the current investment environment. Long-term capital appreciation is the Portfolio's primary objective.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           The economy continued to struggle the last 12 months following the 2001 recession. Normally, the first year of a recovery is one of above average economic growth, but 2002 was an exception. For the year, the economy struggled to maintain positive momentum with the 2002 Gross Domestic Product recording an increase of 2.4% after inflation when 6% to 7% real growth is more typical of recovery years.

                           The capital markets reflected the uncertainty of economic recovery as well as persistent geopolitical concerns including; the war against terrorism in Afghanistan, the ongoing threat of terrorism, turmoil in the Israeli/Palestinian conflict, an escalating potential for war with Iraq, nuclear threats from North Korea and the actual U.S. led invasion of Iraq following problematic diplomacy efforts.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE
                           COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           INTERNATIONAL INVESTMENT MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS. INVESTING IN
                           EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           Investors generally sought the safety of fixed income investments, particularly that of U.S. Treasury securities. The bull market in bonds was reflected in the drop in yields. The benchmark 10-year U.S. Treasury yield was a low 3.8% at the end of March this year compared to 5.4% a year earlier.

                           Stock investors suffered the opposite fate as global indexes lost more than 20% in value as the bear market registered its third year of declines, one of the worst in history. Extremes in stock market volatility also buffeted investors as nearly half of the trading days in 2002 experienced market swings greater than 1% compared to historical volatility when such swings occur less than 20% of the time.

                           In this difficult time, Nations LifeGoal Growth Portfolio (Investor A Shares) underperformed the standard benchmarks falling 26.68% compared to the 24.75% drop for the broad Standard & Poor's 500 Composite Stock Price Index*** and a 23.59% drop for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index+ .

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE PERIOD?

                           For stocks, the influence of negative returns was unavoidable regardless of style, market capitalization or country of origin. The U.S. large-capitalization market was down about 25% as were both growth and value style indices for the year ending in March. Similarly disappointing returns were the case for smaller company stocks as well.

                           International stocks for the developed markets fell in even more dramatic fashion than domestic securities, off more than 30% when performance is measured in local currency. Because the U.S. dollar weakened relative to other currencies however, dollar-denominated returns were comparable to domestic returns for the year, still down more than 20%. Emerging market equities suffered some of the worst declines for the period, but again the weakness in the U.S. dollar resulted in dollar-based performance down 20% or so.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.++

                           The Portfolio's allocation to large-capitalization domestic stock funds is targeted to fall between 30% and 70% of its assets. Allocations to small- and mid-capitalization domestic stock funds range from 5% to 20% and 10% to 30%, respectively. For added growth potential, the Portfolio may invest between 10% and 35% of its assets in international stock funds, including emerging markets funds.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 6

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           The long-term allocation of Nations LifeGoal Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk or take advantage of the increased opportunity.

                           The period began with the Portfolio allocated 60% in large-company stock funds, 14% in mid-cap and 10% in small-cap stock funds. International equity funds comprised 16% of the total Portfolio of which a small 2% slice was allocated to international emerging markets.

                           WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE REPORTING PERIOD?

                           During the year, small-cap value stocks were added to the Portfolio to further diversify the domestic equity investments. The total allocation to small-cap stocks remains the same but is now split equally between growth and value. Allocations to the other asset classes at the end of March remained the same as the beginning of the period facilitated through periodic rebalancing.

                           WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO PERFORMANCE?

                           In what was a very unstable investing environment, the diversifying effects of adding small cap value stocks through Nations SmallCap Value Fund helped to somewhat buffer the volatility of the overall Portfolio.

                           WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON PORTFOLIO PERFORMANCE?

                           A modest bias to value-oriented stocks was intended to help moderate the downside risk of the Portfolio but Nations Value Fund detracted modestly from relative performance. Additionally, mid- and smaller-cap growth-oriented securities through Nations MidCap Growth Fund and Nations Small Company Fund, as well as the international equity exposure was also a modest drag on returns relative to their benchmarks.

                           LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU FORESEE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

                           The successful and timely resolution of the Iraqi war is critical to achieving the higher growth expectations for both the economy and corporate earnings later in 2003. We are projecting a more conducive investing environment in the second half of this year. We believe oil prices should settle in the mid $20 per barrel range providing some stimulus for better inflation-adjusted economic growth of around 4% in the second half.

                           After a three-year bear market, stocks are reasonably priced. After aggressive management of expenses and productivity, corporations are poised to leverage even moderate revenue improvements into solid earnings growth. If so, current holdings in the LifeGoal Growth Portfolio should participate in line with higher stock prices.

NATIONS LIFEGOAL
GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH      STANDARD & POOR'S 500       LIPPER LARGE-CAP CORE
                                                        PORTFOLIO                     INDEX                   FUNDS AVERAGE
                                                        ----------------      ---------------------       ---------------------
Oct. 15 1996                                             9425.00                    10000.00                    10000.00
1996                                                     9755.00                    10590.00                    10394.00
1997                                                    11176.00                    14122.00                    13330.00
1998                                                    12589.00                    18161.00                    16709.00
1999                                                    15813.00                    21980.00                    20159.00
2000                                                    16540.00                    19980.00                    18353.00
2001                                                    14167.00                    17606.00                    15826.00
2002                                                    11220.00                    13717.00                    12108.00
Mar. 31 2003                                            10739.00                    13285.00                    11719.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH      STANDARD & POOR'S 500       LIPPER LARGE-CAP CORE
                                                        PORTFOLIO                     INDEX                   FUNDS AVERAGE
                                                 -----------------------      ---------------------       ---------------------
Oct. 15 1996                                            10000.00                    10000.00                    10000.00
1996                                                    10350.00                    10590.00                    10394.00
1997                                                    11858.00                    14122.00                    13330.00
1998                                                    13357.00                    18161.00                    16709.00
1999                                                    16778.00                    21980.00                    20159.00
2000                                                    17549.00                    19980.00                    18353.00
2001                                                    15031.00                    17606.00                    15826.00
2002                                                    11904.00                    13717.00                    12108.00
Mar. 31 2003                                            11394.00                    13285.00                    11719.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/03)              2.04%     1.12%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                             INVESTOR A               INVESTOR B               INVESTOR C
                                         PRIMARY A       NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                           10/15/96             10/15/96                  8/12/97                 10/15/96
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        -26.53%       -26.68%      -30.89%      -27.25%     -30.88%      -27.21%     -27.94%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                   -14.11%       -14.24%      -15.91%      -14.91%     -15.60%      -14.92%     -14.92%
5 YEARS                                    -2.79%        -2.95%       -4.09%      -3.69%       -3.98%      -3.72%      -3.72%
SINCE INCEPTION                             2.19%         2.04%        1.12%      -1.86%       -1.99%       1.31%       1.31%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 8

NATIONS LIFEGOAL

BALANCED GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Portfolio is managed
by the Investment
Strategies Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Portfolio seeks total
return through a balanced
portfolio of equity and
fixed income securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations LifeGoal Balanced
Growth Portfolio Investor
A Shares provided
shareholders with a total
return of -13.77%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY

                           Nations LifeGoal Balanced Growth Portfolio is diversified among other Nations Funds equity and fixed income mutual funds in seeking to provide exposure to various market segments both domestically and internationally. Total return advantages are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmark. Additional performance enhancement is sought through active allocation, emphasizing the funds and asset classes thought to have the most attractive attributes given the current investment environment. The Portfolio's primary objective is total return performance, which is sought through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           The economy continued to struggle the last 12 months following the 2001 recession. Normally, the first year of a recovery is one of above average economic growth, but 2002 was an exception. For the year, the economy struggled to maintain positive momentum with the 2002 Gross Domestic Product recording an increase 2.4% after inflation when 6% to 7% real growth is more typical of recovery years.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE
                           COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS. INVESTING IN
                           EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY
                           KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND
                           LOSS OF PRINCIPAL AND INCOME THAN INVESTING IN HIGHER-RATED BONDS OF
                           COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

BALANCED GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           The capital markets reflected the uncertainty of economic recovery as well as persistent geopolitical concerns including; the war against terrorism in Afghanistan, the ongoing threat of terrorism, turmoil in the Israeli/Palestinian conflict, an escalating potential for war with Iraq, nuclear threats from North Korea and the actual U.S. led invasion of Iraq following problematic diplomacy efforts.

                           Investors generally sought the safety of fixed income investments, particularly that of U.S. Treasury securities. The bull market in bonds was reflected in the drop in yields. The benchmark 10-year U.S. Treasury yield was a low 3.8% at the end on March this year compared to 5.4% a year earlier.

                           Stock investors suffered the opposite fate as global indexes lost more than 20% in value as the bear market registered its third year of declines, one of the worst in history. Extremes in stock market volatility also buffeted investors as nearly half of the trading days in 2002 experienced market swings greater than 1% compared to historical volatility when such swings occur less than 20% of the time.

                           The diversified style of investing benefited Nations LifeGoal Balanced Growth Portfolio (Investor A Shares), which dropped 13.77% for the 12 months ended March 31, 2003. That compares to the 24.75% drop for the broad Standard & Poor's 500 Composite Stock Price Index,*** a 23.59% drop for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,+ but a positive 11.74% return for the Lehman Intermediate Government/ Credit Index.++

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE PERIOD?

                           Bond investments fared best given the priority for safety and stability in an uncertain environment. Total returns for most bond indexes of intermediate duration or longer enjoyed better than 10% performance for the twelve months ending in March. The longest U.S. Treasury indexes with maturities beyond 20 years gained over 20% during the same period. The riskier segments of the bond market reflected the uncertain economic environment but the broad high yield indexes recorded positive returns of around 4% for the year.

                           For stocks, the influence of negative returns was unavoidable regardless of style, market capitalization or country of origin. The U.S. large-cap market was down about 25% as were both growth and value style indexes for the year ending in March. Similarly disappointing returns were the case for many smaller company stocks as well.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           ++Lehman Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency issues with maturities of 1 to 10 years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
 10

NATIONS LIFEGOAL

BALANCED GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           International stocks generally fell in even more dramatic fashion than domestic securities, off more than 30% when performance is measured in local currency. Because the U.S. dollar weakened relative to other currencies, however, dollar-denominated returns were comparable to domestic returns for the year, still down more than 20%.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.+++

                           The Portfolio's overall asset allocation to stocks is targeted to fall between 40% and 70% and is globally diversified across style and market capitalization. Bond allocations are intended to fall between 35% and 60% with a bias to high quality securities.

                           The long-term allocation of Nations LifeGoal Balanced Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk, or take advantage of the increased opportunity.

                           At the beginning of the reporting period, 60% of the Portfolio was invested in stocks and 40% in bonds. Equity investments were diversified with domestic representation in large-, mid- and small-capitalization stocks, including growth and value management styles, as well as a 10% allocation in international equities.

                           Likewise, the bond investments were diversified with 32% in high quality government and corporate securities with an additional 4% allocated to high-yield bonds and 4% in international fixed income securities.

                           WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE REPORTING PERIOD?

                           During the year, small cap value stocks (Nations SmallCap Value Fund) were added to the Portfolio to further diversify the domestic equity investments. Additionally, as yields on government bonds dropped, exposure to the previously strong performing Nations Bond Fund was reduced fractionally, with proceeds reinvested in shorter-term fixed income.

                           In the first quarter of 2003, as yields on U.S. Treasury securities fell to generational lows, high quality bond exposures were further reduced with proceeds reinvested in high yield bonds (Nations High Yield Bond Fund) and a new asset class for the Portfolio, convertible securities (Nations Convertible Securities Fund).

                           Allocations at the end of the reporting period reflect the adjustments to fixed income and equity exposures. Fixed income securities remained diversified with 25% in high quality and 6% in high yield. The allocation to equities included 34% in large-caps, 10% in mid-caps, and 6% in small-caps. International equities make up approximately 10% of the overall Portfolio with the new allocation to Nations Convertible Securities Fund comprising 5% of assets.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL

BALANCED GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO PERFORMANCE?

                           In what was a very unstable investing environment, the diversifying effects of adding small-cap value stocks and convertible securities helped to somewhat buffer the volatility of the overall Portfolio. As well, the increased commitment to high yield bonds and convertible securities in the first quarter also enhanced performance in the last month of the reporting period.

                           WHICH ASSET ALLOCATIONS DECISIONS HAD A NEGATIVE IMPACT ON PORTFOLIO PERFORMANCE?

                           Equities comprise a 60% allocation of the overall Portfolio and despite the well diversified exposure to various styles, market caps and world markets, the severe decline in the global equity markets pulled the Portfolio's return well into negative territory.

                           LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU FORESEE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

                           The successful and timely resolution of the Iraqi war is critical to achieving the higher growth expectations for both the economy and corporate earnings later in 2003. We are projecting a more conducive investing environment in the second half of this year. We believe oil prices should settle in the mid $20 per barrel range providing some stimulus for better inflation-adjusted economic growth of around 4% in the second half.

                           In our opinion, the recent adjustments in the Portfolio, reducing investments in longer-term high quality bonds and reinvesting in more economically sensitive high yield and convertible securities could leverage the benefits of an improving investment backdrop.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                         NATIONS LIFEGOAL
                                         BALANCED GROWTH        LEHMAN AGGREGATE                            LIPPER BALANCED FUNDS
                                            PORTFOLIO              BOND INDEX           S&P 500 INDEX              AVERAGE
                                         ----------------       ----------------        -------------       ---------------------
Oct. 15 1996                                  9425.00               10000.00               10000.00               10000.00
12/96                                         9657.00               10300.00               10590.00               10346.00
12/97                                        10739.00               11294.00               14122.00               12351.00
12/98                                        11990.00               12275.00               18161.00               14012.00
12/99                                        13714.00               12175.00               21980.00               15217.00
12/00                                        14668.00               13591.00               19980.00               15446.00
12/01                                        14203.00               14738.00               17606.00               14768.00
12/02                                        12737.00               16248.00               13717.00               13039.00
Mar. 31 2003                                 12525.00               16474.00               13285.00               12817.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                         NATIONS LIFEGOAL
                                         BALANCED GROWTH        LEHMAN AGGREGATE                            LIPPER BALANCED FUNDS
                                            PORTFOLIO              BOND INDEX           S&P 500 INDEX              AVERAGE
                                         ----------------       ----------------        -------------       ---------------------
Oct. 15 1996                                 10000.00               10000.00               10000.00               10000.00
12/96                                        10246.00               10300.00               10590.00               10346.00
12/97                                        11394.00               11294.00               14122.00               12351.00
12/98                                        12722.00               12275.00               18161.00               14012.00
12/99                                        14551.00               12175.00               21980.00               15217.00
12/00                                        15563.00               13591.00               19980.00               15446.00
12/01                                        15069.00               14738.00               17606.00               14768.00
12/02                                        13514.00               16248.00               13717.00               13039.00
Mar. 31 2003                                 13289.00               16474.00               13285.00               12817.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/03)              4.50%     3.55%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Balanced Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities, include reinvestment of dividends. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Balanced Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                           PRIMARY A      PRIMARY B       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date             10/15/96        8/4/97              10/15/96                  8/13/97                   10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE          -13.51%        -13.92%       -13.77%      -18.76%      -14.33%      -18.55%      -14.41%      -15.25%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                      -4.04%         -4.50%        -4.25%       -6.12%       -4.98%       -5.80%       -5.02%       -5.02%
5 YEARS                       1.84%          1.32%         1.59%        0.39%        0.85%        0.54%        0.96%        0.96%
SINCE INCEPTION               4.70%          2.76%         4.50%        3.55%        2.43%        2.30%        3.91%        3.91%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Portfolio is managed
by the Investment
Strategies Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Portfolio seeks
current income and modest
growth to protect against
inflation and to preserve
purchasing power.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations LifeGoal Income
and Growth Portfolio
Investor A Shares provided
shareholders with a total
return of -4.49%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations LifeGoal Income and Growth Portfolio is diversified among other Nations Funds fixed income and equity mutual funds in seeking to provide exposure to various market segments both domestically and internationally. Total return advantages with an income bias are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmark. Additional performance enhancement is sought through active allocation, emphasizing the Nations Funds and asset classes thought to have the most attractive attributes given the current investment environment. The Portfolio's primary objective is for relatively stable performance and income generation, complemented with some potential for appreciation.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           The economy continued to struggle the last 12 months following the 2001 recession. Normally, the first year of a recovery is one of above average economic growth, but 2002 was an exception. For the year, the economy struggled to maintain positive momentum with the 2002 Gross Domestic Product recording an increase of 2.4% after inflation when 6% to 7% real growth is more typical of recovery years.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE
                           COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS. INVESTING IN
                           EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY
                           KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS
                           OF PRINCIPAL AND INCOME THAN INVESTING IN
                           HIGHER-RATED BONDS OF
                           COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 14

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           The capital markets reflected the uncertainty of economic recovery as well as persistent geopolitical concerns including; the war against terrorism in Afghanistan, the ongoing threat of terrorism, turmoil in the Israeli/Palestinian conflict, an escalating potential for war with Iraq, nuclear threats from North Korea and the actual U.S. led invasion of Iraq following problematic diplomacy efforts.

                           Investors generally sought the safety of fixed income investments, particularly that of U.S. Treasury securities. The bull market in bonds was reflected in the drop in yields. The benchmark 10-year U.S. Treasury yield was a low 3.8% at the end on March this year compared to 5.4% a year earlier.

                           Stock investors suffered the opposite fate as global indexes lost more than 20% in value as the bear market registered its third year of declines, one of the worst in history. Extremes in stock market volatility also buffeted investors as nearly half of the trading days in 2002 experienced market swings greater than 1% compared to historical volatility when such swings occur less than 20% of the time.

                           The diversified style of investing benefited Nations LifeGoal Income and Growth Portfolio (Investor A Shares), which dropped 4.49% for the 12 months ended March 31, 2003. That compares to the 24.75% drop for the broad Standard & Poor's 500 Composite Stock Price Index,*** but a positive 11.74% return for the Lehman Intermediate Government/Credit Index.+

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE PERIOD?

                           Bond investments fared best given the priority for safety and stability in an uncertain environment. Total returns for most bond indexes of intermediate duration or longer enjoyed better than 10% performance for the twelve months ending in March. The longest U.S. Treasury indexes with maturities beyond 20 years gained over 20% over the same period. The riskier segments of the bond market reflected the uncertain economic environment but the broad high yield indexes recorded positive returns around 4% for the year.

                           For stocks, the influence of negative returns was unavoidable regardless of style, market capitalization or country of origin. The U.S. large-cap market was down about 25% as were both growth and value style indexes for the year ending in March. Similarly disappointing returns were the case for many smaller company stocks as well.

                           International stocks generally fell in even more dramatic fashion than domestic securities, off more than 30% when performance is measured in local currency. Because the U.S. dollar weakened relative to other currencies, however, dollar-denominated returns were comparable to domestic returns for the year, still down more than 20%.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.++

                           The Portfolio's overall asset allocation to bonds is intended to fall between 65% and 85% with a bias to high quality securities. Up to 10% of the portfolio may be invested in high yield bonds to enhance return potential. Stock investments are targeted to fall between 10% and 30% and are globally diversified across style and market capitalization.

                           The long-term asset allocation of Nations LifeGoal Income and Growth Portfolio seeks to maximize the potential return while controlling the amount of expected risk or volatility with a bias toward fixed income investments. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk or take advantage of the increased opportunity.

                           The period began with the Portfolio allocated 65% in high-quality bond funds with an additional 5% allocation to higher-risk, high-yield bonds. Stocks comprised 30% of the overall allocation with 5% of the stock exposure in an international equity fund.

                           WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE REPORTING PERIOD?

                           During the year, small-cap value stocks through Nations SmallCap Value Fund were added to the Portfolio to further diversify the domestic equity investments. Additionally, as yields on government bonds dropped, exposure to the previously strong performing Nations Bond Fund was reduced fractionally, with proceeds reinvested in shorter-term fixed income.

                           In the first quarter of 2003, as yields on U.S. Treasury securities fell to generational lows, high quality bond exposures were further reduced with proceeds reinvested in high yield bonds and a new asset class for the Portfolio, convertible securities.

                           Allocations at the end of the reporting period remain dominated by fixed income investment with 57% in high quality bonds and 8% in high yield bonds. The allocation to convertible securities is 5% with the remaining 30% of the Portfolio allocated to stocks.

                           WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO PERFORMANCE?

                           In what was a very unstable investing environment, the diversifying effects of adding small-cap value stocks and convertible securities helped to somewhat buffer the volatility of the overall Portfolio. As well, the increased commitment to high yield bonds and convertible securities in the first quarter also enhanced performance in the last month of the reporting period.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 16

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON PORTFOLIO PERFORMANCE?

                           While equities comprise a smaller 30% allocation of the overall Portfolio, the severe decline in the global equity markets pulled the Portfolio's return for the period into negative territory.

                           LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU FORESEE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

                           The successful and timely resolution of the Iraqi war is critical to achieving the higher growth expectations for both the economy and corporate earnings later in 2003. We are projecting a more conducive investing environment in the second half of this year. We believe oil prices should settle in the mid $20 per barrel range providing some stimulus for better inflation-adjusted economic growth of around 4% in the second half.

                           The recent adjustments in the Portfolio, reducing investments in longer-term high quality bonds and reinvesting in more economically sensitive high yield and convertible securities could leverage the benefits of an improving investment backdrop.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                          NATIONS LIFEGOAL
                                         INCOME AND GROWTH       LEHMAN AGGREGATE                            LIPPER INCOME FUNDS
                                             PORTFOLIO              BOND INDEX           S&P 500 INDEX             AVERAGE
                                         -----------------       ----------------        -------------       -------------------
Oct. 15 1996                                   9425.00               10000.00               10000.00               10000.00
1996                                           9618.00               10300.00               10590.00               10305.00
1997                                          10435.00               11294.00               14122.00               11986.00
1998                                          11492.00               12275.00               18161.00               12906.00
1999                                          13140.00               12175.00               21980.00               13530.00
2000                                          12896.00               13591.00               19980.00               14205.00
2001                                          13203.00               14738.00               17606.00               14202.00
2002                                          12718.00               16248.00               13717.00               13631.00
Mar. 31 2003                                  12679.00               16474.00               13285.00               13529.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                          NATIONS LIFEGOAL
                                         INCOME AND GROWTH       LEHMAN AGGREGATE                            LIPPER INCOME FUNDS
                                             PORTFOLIO              BOND INDEX           S&P 500 INDEX             AVERAGE
                                         -----------------       ----------------        -------------       -------------------
Oct. 15 1996                                  10000.00               10000.00               10000.00               10000.00
1996                                          10205.00               10300.00               10590.00               10305.00
1997                                          11072.00               11294.00               14122.00               11986.00
1998                                          12193.00               12275.00               18161.00               12906.00
1999                                          13942.00               12175.00               21980.00               13530.00
2000                                          13683.00               13591.00               19980.00               14205.00
2001                                          14009.00               14738.00               17606.00               14202.00
2002                                          13494.00               16248.00               13717.00               13631.00
Mar. 31 2003                                  13452.00               16474.00               13285.00               13529.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/03)              4.70%     3.75%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income and Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities, include reinvestment of dividends. Funds in the Lipper Income Funds Average seek high level current income through investing in income-producing stocks, bonds and money market instruments. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Income and Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                           INVESTOR A               INVESTOR B               INVESTOR C
                                        PRIMARY A      NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                          10/15/96            10/15/96                  8/7/97                  10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        -4.22%       -4.49%      -10.02%      -5.20%      -9.84%       -5.23%      -6.15%
---------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                    1.32%        1.05%       -0.92%       0.30%      -0.61%        0.27%       0.27%
5 YEARS                                    3.14%        2.96%        1.76%       2.22%       1.89%        2.16%       2.16%
SINCE INCEPTION                            4.88%        4.70%        3.75%       2.91%       2.76%        3.99%       3.99%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 18

NATIONS FUNDS

Nations LifeGoal Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INVESTMENT COMPANY SECURITIES** -- 99.8%
   287,087   Nations Emerging Markets Fund, Primary A Class................   $  2,271
 1,161,250   Nations International Value Fund, Primary A Class.............     13,529
   464,879   Nations Marsico International Opportunities Fund, Primary A
               Class.......................................................      3,245
 1,985,277   Nations Marsico Focused Equities Fund, Primary A Class........     25,431
 1,007,620   Nations MidCap Growth Fund, Primary A Class...................      8,726
   987,399   Nations MidCap Value Fund,
               Primary A Class.............................................      8,610
   609,812   Nations Small Company Fund, Primary A Class...................      6,183
   790,039   Nations SmallCap Value Fund, Primary A Class..................      6,107
   997,966   Nations Strategic Growth Fund, Primary A Class................      8,762
 4,726,944   Nations Value Fund, Primary A Class...........................     40,085
                                                                              --------
             TOTAL INVESTMENT COMPANY SECURITIES
               (Cost $160,918).............................................    122,949
                                                                              --------
             TOTAL INVESTMENTS
               (Cost $160,918*)..................................    99.8%     122,949
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES (NET).................................     0.2%
             Receivable for Fund shares sold...............................   $    466
             Payable for Fund shares redeemed..............................        (59)
             Investment advisory fee payable...............................        (74)
             Shareholder servicing and distribution fees payable...........       (110)
                                                                              --------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)...........................................        223
                                                                              --------
             NET ASSETS..........................................   100.0%    $123,172
                                                                              ========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold.............   $(18,600)
             Net unrealized depreciation of investments....................    (37,969)
             Paid-in capital...............................................    179,741
                                                                              --------
             NET ASSETS....................................................   $123,172
                                                                              ========

                                                                                VALUE
---------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($61,985,223 / 7,928,829 shares outstanding)................      $7.82
                                                                              ========
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($21,558,561 / 2,758,246 shares outstanding)................      $7.82
                                                                              ========



             Maximum sales charge..........................................      5.75%
             Maximum offering price per share..............................      $8.30



             INVESTOR B SHARES:
             Net asset value and offering price per share+
               ($35,068,894 / 4,609,472 shares outstanding)................      $7.61
                                                                              ========
             INVESTOR C SHARES:
             Net asset value and offering price per share+
               ($4,559,027 / 602,457 shares outstanding)...................      $7.57
                                                                              ========

---------------

 *
 Federal income tax information (see Note 8).

 +
 The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**
 Mutual Funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LifeGoal Balanced Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INVESTMENT COMPANY SECURITIES** -- 99.8%
 8,322,078   Nations Bond Fund,
               Primary A Class.............................................   $ 83,220
 1,057,716   Nations Convertible Securities Fund, Primary A Class..........     14,565
 2,058,948   Nations High Yield Bond Fund, Primary A Class.................     17,645
 1,666,924   Nations International Value Fund, Primary A Class.............     19,420
 1,279,765   Nations Marsico International Opportunities Fund,
               Primary A Class.............................................      8,933
 2,365,669   Nations Marsico Focused Equities Fund, Primary A Class........     30,304
 1,715,544   Nations MidCap Growth Fund, Primary A Class...................     14,857
 1,681,472   Nations MidCap Value Fund,
               Primary A Class.............................................     14,662
   872,349   Nations Small Company Fund, Primary A Class...................      8,846
 1,130,320   Nations SmallCap Value Fund, Primary A Class..................      8,737
 1,698,946   Nations Strategic Growth Fund, Primary A Class................     14,917
 6,517,564   Nations Value Fund,
               Primary A Class.............................................     55,269
                                                                              --------



             TOTAL INVESTMENT COMPANY SECURITIES
               (Cost $337,563).............................................    291,375
                                                                              --------
             TOTAL INVESTMENTS
               (Cost $337,563*)..................................    99.8%     291,375
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES (NET).................................     0.2%
             Receivable for Fund shares sold...............................   $  1,124
             Dividends receivable..........................................         14
             Payable for Fund shares redeemed..............................       (152)
             Investment advisory fee payable...............................       (170)
             Shareholder servicing and distribution fees payable...........       (236)
             Distributions payable.........................................         (5)
                                                                              --------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)...........................................        575
                                                                              --------
             NET ASSETS..........................................   100.0%    $291,950
                                                                              ========
             NET ASSETS CONSIST OF:
             Accumulated undistributed net investment income...............   $    882
             Accumulated net realized loss on investments sold.............    (11,298)
             Net unrealized depreciation of investments....................    (46,188)
             Paid-in capital...............................................    348,554
                                                                              --------
             NET ASSETS....................................................   $291,950
                                                                              ========

                                                                                VALUE
---------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($158,377,164 / 18,049,083 shares outstanding)..............      $8.77
                                                                              ========
             PRIMARY B SHARES:
             Net asset value, offering and redemption price per share
               ($292,695 / 32,931 shares outstanding)......................      $8.89
                                                                              ========
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($37,749,602 / 4,292,938 shares outstanding)................      $8.79
                                                                              ========



             Maximum sales charge..........................................      5.75%
             Maximum offering price per share..............................      $9.33



             INVESTOR B SHARES:
             Net asset value and offering price per share+
               ($87,910,957 / 10,024,438 shares outstanding)...............      $8.77
                                                                              ========
             INVESTOR C SHARES:
             Net asset value and offering price per share+
               ($7,619,875 / 860,833 shares outstanding)...................      $8.85
                                                                              ========

---------------

 *
 Federal income tax information (see Note 8).

 +
 The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**
 Mutual Funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Nations LifeGoal Income and Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            INVESTMENT COMPANY
              SECURITIES** -- 99.3%
1,742,750   Nations Bond Fund,
              Primary A Class.............................................   $17,428
  338,288   Nations Convertible Securities Fund, Primary A Class..........     4,658
  877,940   Nations High Yield Bond Fund,
              Primary A Class.............................................     7,524
  172,783   Nations International Value Fund, Primary A Class.............     2,013
  369,041   Nations Marsico International Opportunities Fund,
              Primary A Class.............................................     2,576
3,467,536   Nations Short-Term Income Fund, Primary A Class...............    34,952
  185,982   Nations Small Company Fund,
              Primary A Class.............................................     1,886
  241,044   Nations SmallCap Value Fund,
              Primary A Class.............................................     1,863
  977,481   Nations Strategic Growth Fund,
              Primary A Class.............................................     8,582
1,316,467   Nations Value Fund, Primary A Class...........................    11,164
                                                                             -------
            TOTAL INVESTMENT COMPANY SECURITIES
              (Cost $97,049)..............................................    92,646
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $97,049*)...................................    99.3%     92,646
                                                                             -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     0.7%
            Receivable for Fund shares sold...............................   $   929
            Payable for Fund shares redeemed..............................       (90)
            Investment advisory fee payable...............................       (50)
            Shareholder servicing and distribution fees payable...........      (112)
            Distributions payable.........................................        (9)
                                                                             -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................       668
                                                                             -------
            NET ASSETS..........................................   100.0%    $93,314
                                                                             =======
            NET ASSETS CONSIST OF:
            Accumulated undistributed net investment income...............   $   230
            Accumulated net realized loss on investments sold.............      (572)
            Net unrealized depreciation of investments....................    (4,403)
            Paid-in capital...............................................    98,059
                                                                             -------
            NET ASSETS....................................................   $93,314
                                                                             =======

                                                                              VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($33,316,389 / 3,464,593 shares outstanding)................     $9.62
                                                                             =======
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($11,026,838 / 1,139,982 shares outstanding)................     $9.67
                                                                             =======

            Maximum sales charge..........................................     5.75%
            Maximum offering price per share..............................    $10.26

            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($43,904,667 / 4,544,288 shares outstanding)................     $9.66
                                                                             =======
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($5,065,960 / 526,587 shares outstanding)...................     $9.62
                                                                             =======

---------------

 *
 Federal income tax information (see Note 8).

 +
 The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**
 Mutual Funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2003

                                                                                    LIFEGOAL           LIFEGOAL
                                                                 LIFEGOAL           BALANCED          INCOME AND
                                                                  GROWTH             GROWTH             GROWTH
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends...................................................  $          851     $        5,681     $        1,868
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................             294                633                158
Shareholder servicing and distribution fees:
  Primary B Shares..........................................              --*                 1                 --
  Investor A Shares.........................................              46                 55                 18
  Investor B Shares.........................................             318                574                264
  Investor C Shares.........................................              37                 52                 30
                                                              --------------     --------------     --------------
    Total expenses..........................................             695              1,315                470
Fees waived by distributor..................................              --*                --*                --
                                                              --------------     --------------     --------------
    Net expenses............................................             695              1,315                470
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................             156              4,366              1,398
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................          (6,633)            (3,074)                31
Capital gains distributions received........................             779              2,325                430
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (31,534)           (40,408)            (4,258)
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......         (37,388)           (41,157)            (3,797)
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $      (37,232)    $      (36,791)    $       (2,399)
                                                              ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                      LIFEGOAL GROWTH                  LIFEGOAL BALANCED                LIFEGOAL INCOME AND
                                         PORTFOLIO                     GROWTH PORTFOLIO                  GROWTH PORTFOLIO
                              -------------------------------   -------------------------------   -------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 3/31/03          3/31/02          3/31/03          3/31/02          3/31/03          3/31/02
                              ---------------------------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment
  income/(loss).............  $          156   $           --*  $        4,366   $        6,369   $        1,398   $        1,168
Net realized gain/(loss) on
  investments...............          (6,633)         (12,883)          (3,074)         (10,391)              31             (658)
Capital gain distributions
  received..................             779            2,402            2,325            3,163              430              263
Net change in unrealized
 appreciation/(depreciation)
  of investments............         (31,534)          13,863          (40,408)          11,307           (4,258)             317
                              --------------   --------------   --------------   --------------   --------------   --------------
Net increase/(decrease) in
  net assets resulting from
  operations................         (37,232)           3,382          (36,791)          10,448           (2,399)           1,090
Distributions to
  shareholders from net
  investment income:
  Primary A Shares..........            (205)            (268)          (3,800)          (5,607)            (713)            (762)
  Primary B Shares..........              --               --*              (2)              (8)              --               --
  Investor A Shares.........             (27)             (35)            (522)            (205)            (193)             (92)
  Investor B Shares.........              --               --*            (962)            (471)            (524)            (234)
  Investor C Shares.........              --               --*             (80)             (58)             (57)             (33)
Distributions to
  shareholders from net
  realized gain on
  investments:
  Primary A Shares..........              --               --               --           (1,971)             (83)             (78)
  Primary B Shares..........              --               --               --               (3)              --               --
  Investor A Shares.........              --               --               --              (52)             (23)              (8)
  Investor B Shares.........              --               --               --             (161)             (82)             (30)
  Investor C Shares.........              --               --               --              (19)              (9)              (5)
Net increase/(decrease) in
  net assets from Portfolio
  share transactions........          35,862           28,505           89,813           27,636           51,495           22,828
                              --------------   --------------   --------------   --------------   --------------   --------------
Net increase/(decrease) in
  net assets................          (1,602)          31,584           47,656           29,529           47,412           22,676
NET ASSETS:
Beginning of year...........         124,774           93,190          244,294          214,765           45,902           23,226
                              --------------   --------------   --------------   --------------   --------------   --------------
End of year.................  $      123,172   $      124,774   $      291,950   $      244,294   $       93,314   $       45,902
                              ==============   ==============   ==============   ==============   ==============   ==============
Undistributed net investment
income/(loss)/(distributions
  in excess of net
  investment income) at end
  of year...................  $           --   $           --   $          882   $          493   $          230   $           72
                              ==============   ==============   ==============   ==============   ==============   ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                      LIFEGOAL GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,551    $ 21,809       2,150    $ 22,238
  Issued as reinvestment of dividends.......................      24         194          26         261
  Redeemed..................................................  (1,697)    (14,642)     (1,529)    (15,774)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     878    $  7,361         647    $  6,725
                                                              ======    ========      ======    ========
PRIMARY B SHARES:
  Sold......................................................      --    $     --          --    $     --
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................      (1)         (6)         --          --
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (1)   $     (6)         --    $     --
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,670    $ 14,508         858    $  8,870
  Shares issued upon conversion from Investor B shares......      16         129          --          --
  Issued as reinvestment of dividends.......................       3          25           3          34
  Redeemed..................................................    (520)     (4,408)       (208)     (2,076)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,169    $ 10,254         653    $  6,828
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   2,672    $ 22,983       1,677    $ 17,107
  Issued as reinvestment of dividends.......................      --          --          --          --
  Shares redeemed upon conversion into Investor A shares....     (16)       (129)         --          --
  Redeemed..................................................    (827)     (6,839)       (338)     (3,333)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,829    $ 16,015       1,339    $ 13,774
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     380    $  3,143         203    $  2,063
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................    (107)       (905)        (89)       (885)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     273    $  2,238         114    $  1,178
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   4,148    $ 35,862       2,753    $ 28,505
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

                                                                  LIFEGOAL BALANCED GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,923    $ 26,838       3,024    $ 30,474
  Issued as reinvestment of dividends.......................     414       3,758         742       7,570
  Redeemed..................................................  (4,112)    (37,645)     (3,805)    (38,841)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (775)   $ (7,049)        (39)   $   (797)
                                                              ======    ========      ======    ========
PRIMARY B SHARES:
  Sold......................................................      --    $     --          --    $     --
  Issued as reinvestment of dividends.......................      --*          2           1          12
  Redeemed..................................................      --*         --*         --          --
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --*   $      2           1    $     12
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,742    $ 34,278         745    $  7,623
  Shares issued upon conversion from Investor B shares......      36         324          --          --
  Issued as reinvestment of dividends.......................      56         504          24         249
  Redeemed..................................................    (631)     (5,672)        (95)       (966)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,203    $ 29,434         674    $  6,906
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   8,312    $ 76,388       2,238    $ 22,885
  Issued as reinvestment of dividends.......................     102         913          56         569
  Shares redeemed upon conversion into Investor A shares....     (36)       (324)         --          --
  Redeemed..................................................  (1,579)    (14,306)       (390)     (3,952)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   6,799    $ 62,671       1,904    $ 19,502
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     676    $  6,249         240    $  2,482
  Issued as reinvestment of dividends.......................       8          73           7          74
  Redeemed..................................................    (172)     (1,567)        (53)       (543)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     512    $  4,755         194    $  2,013
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   9,739    $ 89,813       2,734    $ 27,636
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares or $500 as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                 YEAR ENDED             YEAR ENDED
                                                               MARCH 31, 2003         MARCH 31, 2002
                                                              -----------------      -----------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  1,520     $14,786      1,424     $14,815
  Issued as reinvestment of dividends.......................     79         774         82         837
  Redeemed..................................................   (639)     (6,267)      (478)     (4,918)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................    960     $ 9,293      1,028     $10,734
                                                              =====     =======      =====     =======
INVESTOR A SHARES:
  Sold......................................................  1,034     $10,168        331     $ 3,445
  Shares issued upon conversion from Investor B shares......     18         170         --          --
  Issued as reinvestment of dividends.......................     20         193          9          97
  Redeemed..................................................   (339)     (3,318)       (75)       (787)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................    733     $ 7,213        265     $ 2,755
                                                              =====     =======      =====     =======
INVESTOR B SHARES:
  Sold......................................................  3,875     $38,094      1,008     $10,505
  Issued as reinvestment of dividends.......................     56         544         20         212
  Shares redeemed upon conversion into Investor A shares....    (18)       (170)        --          --
  Redeemed..................................................   (706)     (6,916)      (207)     (2,157)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................  3,207     $31,552        821     $ 8,560
                                                              =====     =======      =====     =======
INVESTOR C SHARES:
  Sold......................................................    441     $ 4,331        143     $ 1,484
  Issued as reinvestment of dividends.......................      6          57          3          37
  Redeemed..................................................    (97)       (951)       (71)       (742)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................    350     $ 3,437         75     $   779
                                                              =====     =======      =====     =======
  Total net increase/(decrease).............................  5,250     $51,495      2,189     $22,828
                                                              =====     =======      =====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.


                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                               NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS
                                                 VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET
                                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT
                                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME
                                               -------------------------------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2003#........................   $10.68         $ 0.04            $(2.87)           $(2.83)          $(0.03)
Year ended 3/31/2002#........................    10.38           0.03              0.31              0.34            (0.04)
Year ended 3/31/2001.........................    15.50           0.09             (2.29)            (2.20)           (0.07)
Year ended 3/31/2000#........................    12.15           0.04              3.88              3.92            (0.18)
Year ended 3/31/1999.........................    12.49           0.04              0.31              0.35            (0.09)
INVESTOR A SHARES
Year ended 3/31/2003#........................   $10.68         $ 0.02            $(2.87)           $(2.85)          $(0.01)
Year ended 3/31/2002#........................    10.39             --##            0.32              0.32            (0.03)
Year ended 3/31/2001.........................    15.48           0.07             (2.26)            (2.19)           (0.05)
Year ended 3/31/2000#........................    12.16           0.01              3.87              3.88            (0.17)
Year ended 3/31/1999.........................    12.50           0.04              0.30              0.34            (0.08)
INVESTOR B SHARES
Year ended 3/31/2003#........................   $10.46         $(0.04)           $(2.81)           $(2.85)          $   --
Year ended 3/31/2002#........................    10.23          (0.07)             0.30              0.23               --##
Year ended 3/31/2001.........................    15.35           0.02             (2.28)            (2.26)           (0.01)
Year ended 3/31/2000#........................    12.13          (0.08)             3.84              3.76            (0.15)
Year ended 3/31/1999.........................    12.49          (0.06)             0.31              0.25            (0.01)
INVESTOR C SHARES
Year ended 3/31/2003#........................   $10.40         $(0.04)           $(2.79)           $(2.83)          $   --
Year ended 3/31/2002#........................    10.18          (0.07)             0.29              0.22               --##
Year ended 3/31/2001.........................    15.30           0.03             (2.29)            (2.26)           (0.01)
Year ended 3/31/2000#........................    12.09          (0.08)             3.83              3.75            (0.15)
Year ended 3/31/1999.........................    12.46          (0.05)             0.30              0.25            (0.02)

---------------

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL        YEAR         AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------

   $   --          $(0.03)       $ 7.82      (26.53)%   $61,985        0.25%             0.45%           13%         0.25%
       --           (0.04)        10.68        3.30      75,284         0.25             0.25            33           0.25
    (2.85)          (2.92)        10.38      (16.52)     66,504         0.25             0.81            58           0.25
    (0.39)          (0.57)        15.50       32.94      15,265         0.25             0.34           161           0.25
    (0.60)          (0.69)        12.15        3.04       4,291         0.25             0.46           159           0.25

   $   --          $(0.01)       $ 7.82      (26.68)%   $21,559        0.50%             0.20%           13%         0.50%
       --           (0.03)        10.68        3.04      16,967         0.50             0.00            33           0.50
    (2.85)          (2.90)        10.39      (16.50)      9,728         0.50             0.56            58           0.50
    (0.39)          (0.56)        15.48       32.67       4,528         0.50             0.09           161           0.50
    (0.60)          (0.68)        12.16        2.87       3,404         0.50             0.21           159           0.50

   $   --          $   --        $ 7.61      (27.25)%   $35,069        1.25%            (0.55)%          13%         1.25%
       --              --##       10.46        2.25      29,079         1.25            (0.75)           33           1.25
    (2.85)          (2.86)        10.23      (17.18)     14,753         1.25            (0.19)           58           1.25
    (0.39)          (0.54)        15.35       31.68       8,972         1.25            (0.66)          161           1.25
    (0.60)          (0.61)        12.13        2.14       8,531         1.25            (0.54)          159           1.25

   $   --          $   --        $ 7.57      (27.21)%   $ 4,559        1.25%            (0.55)%          13%         1.25%
       --              --##       10.40        2.16       3,436         1.25            (0.75)           33           1.25
    (2.85)          (2.86)        10.18      (17.18)      2,198         1.25            (0.19)           58           1.25
    (0.39)          (0.54)        15.30       31.65       1,485         1.25            (0.66)          161           1.25
    (0.60)          (0.62)        12.09        2.07         473         1.25            (0.54)          159           1.25

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                               NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS
                                                 VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET
                                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT
                                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME
                                               -------------------------------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2003#........................   $10.38          $0.18            $(1.58)           $(1.40)          $(0.21)
Year ended 3/31/2002#........................    10.33           0.31              0.16              0.47            (0.31)
Year ended 3/31/2001.........................    11.97           0.44             (0.71)            (0.27)           (0.42)
Year ended 3/31/2000#........................    10.80           0.36              1.54              1.90            (0.44)
Year ended 3/31/1999.........................    10.92           0.26              0.23              0.49            (0.28)
PRIMARY B SHARES
Year ended 3/31/2003#........................   $10.40          $0.14            $(1.58)           $(1.44)          $(0.07)
Year ended 3/31/2002#........................    10.34           0.26              0.17              0.43            (0.26)
Year ended 3/31/2001.........................    11.99           0.37             (0.70)            (0.33)           (0.37)
Year ended 3/31/2000#........................    10.82           0.32              1.52              1.84            (0.38)
Year ended 3/31/1999.........................    10.94           0.23              0.20              0.43            (0.22)
INVESTOR A SHARES
Year ended 3/31/2003#........................   $10.41          $0.16            $(1.59)           $(1.43)          $(0.19)
Year ended 3/31/2002#........................    10.35           0.27              0.19              0.46            (0.29)
Year ended 3/31/2001.........................    11.99           0.40             (0.69)            (0.29)           (0.40)
Year ended 3/31/2000#........................    10.82           0.34              1.53              1.87            (0.41)
Year ended 3/31/1999.........................    10.94           0.25              0.21              0.46            (0.25)
INVESTOR B SHARES
Year ended 3/31/2003#........................   $10.39          $0.09            $(1.57)           $(1.48)          $(0.14)
Year ended 3/31/2002#........................    10.35           0.20              0.17              0.37            (0.22)
Year ended 3/31/2001.........................    12.00           0.32             (0.70)            (0.38)           (0.32)
Year ended 3/31/2000#........................    10.82           0.26              1.54              1.80            (0.33)
Year ended 3/31/1999.........................    10.92           0.17              0.22              0.39            (0.16)
INVESTOR C SHARES
Year ended 3/31/2003#........................   $10.49          $0.09            $(1.60)           $(1.51)          $(0.13)
Year ended 3/31/2002#........................    10.44           0.20              0.18              0.38            (0.22)
Year ended 3/31/2001.........................    12.09           0.34             (0.73)            (0.39)           (0.31)
Year ended 3/31/2000#........................    10.92           0.26              1.55              1.81            (0.35)
Year ended 3/31/1999.........................    10.92           0.20              0.26              0.46            (0.13)

---------------

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL        YEAR         AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------


   $   --          $(0.21)       $ 8.77      (13.51)%   $158,377       0.25%            1.97%            26%         0.25%
    (0.11)          (0.42)        10.38        4.65      195,436        0.25             3.02           117           0.25
    (0.95)          (1.37)        10.33       (2.39)     194,842        0.25             3.69           106           0.25
    (0.29)          (0.73)        11.97       18.34       13,325        0.25             3.37           124           0.25
    (0.33)          (0.61)        10.80        4.77       14,844        0.25             2.77           121           0.25

   $   --          $(0.07)       $ 8.89      (13.92)%   $    292       0.75%            1.47%            26%         0.85%
    (0.11)          (0.37)        10.40        4.14          340        0.75             2.52           117           0.85
    (0.95)          (1.32)        10.34       (2.85)         326        0.75             3.19           106           0.85
    (0.29)          (0.67)        11.99       17.73          322        0.75             2.87           124           0.75
    (0.33)          (0.55)        10.82        4.15          276        0.75             2.27           121           0.75

   $   --          $(0.19)       $ 8.79      (13.77)%   $ 37,750       0.50%            1.72%            26%         0.50%
    (0.11)          (0.40)        10.41        4.52       11,343        0.50             2.77           117           0.50
    (0.95)          (1.35)        10.35       (2.61)       4,308        0.50             3.44           106           0.50
    (0.29)          (0.70)        11.99       18.03        2,298        0.50             3.12           124           0.50
    (0.33)          (0.58)        10.82        4.44        1,308        0.50             2.52           121           0.50

   $   --          $(0.14)       $ 8.77      (14.33)%   $ 87,911       1.25%            0.97%            26%         1.25%
    (0.11)          (0.33)        10.39        3.62       33,519        1.25             2.02           117           1.25
    (0.95)          (1.27)        10.35       (3.37)      13,676        1.25             2.69           106           1.25
    (0.29)          (0.62)        12.00       17.26        9,789        1.25             2.37           124           1.25
    (0.33)          (0.49)        10.82        3.78        8,925        1.25             1.77           121           1.25

   $   --          $(0.13)       $ 8.85      (14.41)%   $  7,620       1.25%            0.97%            26%         1.25%
    (0.11)          (0.33)        10.49        3.66        3,655        1.25             2.02           117           1.25
    (0.95)          (1.26)        10.44       (3.43)       1,613        1.25             2.69           106           1.25
    (0.29)          (0.64)        12.09       17.22        2,092        1.25             2.37           124           1.25
    (0.33)          (0.46)        10.92        4.43          266        1.25             1.77           121           1.25

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                               NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS
                                                 VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET
                                               BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT
                                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME
                                               -------------------------------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2003#........................   $10.35          $0.27            $(0.71)           $(0.44)          $(0.26)
Year ended 3/31/2002#........................    10.37           0.40             (0.01)             0.39            (0.36)
Year ended 3/31/2001#........................    10.63           0.52             (0.04)             0.48            (0.50)
Year ended 3/31/2000#........................    10.86           0.49              0.02              0.51            (0.51)
Year ended 3/31/1999.........................    10.70           0.35              0.37              0.72            (0.36)
INVESTOR A SHARES
Year ended 3/31/2003#........................   $10.41          $0.24            $(0.71)           $(0.47)          $(0.24)
Year ended 3/31/2002#........................    10.43           0.36              0.01              0.37            (0.34)
Year ended 3/31/2001#........................    10.69           0.51             (0.06)             0.45            (0.47)
Year ended 3/31/2000#........................    10.89           0.48              0.03              0.51            (0.48)
Year ended 3/31/1999.........................    10.71           0.36              0.35              0.71            (0.33)
INVESTOR B SHARES
Year ended 3/31/2003#........................   $10.41          $0.17            $(0.71)           $(0.54)          $(0.18)
Year ended 3/31/2002#........................    10.44           0.29                --              0.29            (0.27)
Year ended 3/31/2001#........................    10.70           0.43             (0.06)             0.37            (0.39)
Year ended 3/31/2000#........................    10.89           0.41              0.03              0.44            (0.40)
Year ended 3/31/1999.........................    10.70           0.28              0.35              0.63            (0.24)
INVESTOR C SHARES
Year ended 3/31/2003#........................   $10.37          $0.17            $(0.71)           $(0.54)          $(0.18)
Year ended 3/31/2002#........................    10.40           0.29                --              0.29            (0.27)
Year ended 3/31/2001#........................    10.67           0.43             (0.07)             0.36            (0.39)
Year ended 3/31/2000#........................    10.90           0.40              0.03              0.43            (0.43)
Year ended 3/31/1999.........................    10.70           0.31              0.31              0.62            (0.22)

---------------

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL        YEAR         AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------


   $(0.03)         $(0.29)       $ 9.62      (4.22)%    $33,316        0.25%            2.72%            34%          0.25%
    (0.05)          (0.41)        10.35       3.83       25,906         0.25             3.81            37           0.25
    (0.24)          (0.74)        10.37       4.60       15,297         0.25             5.05            35           0.25
    (0.23)          (0.74)        10.63       4.91        4,736         0.25             4.78            96           0.25
    (0.20)          (0.56)        10.86       6.98        8,489         0.25             3.99           107           0.25

   $(0.03)         $(0.27)       $ 9.67      (4.49)%    $11,027        0.50%            2.47%            34%          0.50%
    (0.05)          (0.39)        10.41       3.56        4,241         0.50             3.56            37           0.50
    (0.24)          (0.71)        10.43       4.33        1,487         0.50             4.80            35           0.50
    (0.23)          (0.71)        10.69       4.93          789         0.50             4.53            96           0.50
    (0.20)          (0.53)        10.89       6.92        1,347         0.50             3.74           107           0.50

   $(0.03)         $(0.21)       $ 9.66      (5.20)%    $43,905        1.25%            1.72%            34%          1.25%
    (0.05)          (0.32)        10.41       2.77       13,926         1.25             2.81            37           1.25
    (0.24)          (0.63)        10.44       3.55        5,391         1.25             4.05            35           1.25
    (0.23)          (0.63)        10.70       4.25        4,645         1.25             3.78            96           1.25
    (0.20)          (0.44)        10.89       6.16        4,806         1.25             2.99           107           1.25

   $(0.03)         $(0.21)       $ 9.62      (5.23)%    $ 5,066        1.25%            1.72%            34%          1.25%
    (0.05)          (0.32)        10.37       2.77        1,829         1.25             2.81            37           1.25
    (0.24)          (0.63)        10.40       3.50        1,051         1.25             4.05            35           1.25
    (0.23)          (0.66)        10.67       4.11          848         1.25             3.78            96           1.25
    (0.20)          (0.42)        10.90       6.02          100         1.25             2.99           107           1.25

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2003, Funds Trust offered fifty-nine separate Portfolios. These financial statements pertain only to the LifeGoal Portfolios of Funds Trust:
LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Portfolios invest in Primary A Shares of other Nations Funds (the "Underlying Funds") distributed by BACAP Distributors, LLC ("BACAP Distributors") (formerly Banc of America Advisors, LLC ("BA Advisors") and advised by Banc of America Capital Management, LLC ("BACAP"). The Portfolios currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Investments in the Underlying Funds are valued at the net asset value of each Primary A Share of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter. The Portfolios may declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio or class of shares are charged to such Portfolio or class. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, CO-ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. Prior to January 1, 2003, Funds Trust had an investment advisory agreement with BA Advisors. All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and paid monthly, at the maximum annual rate of 0.25% of each Portfolio's average daily net assets and has agreed to bear

NATIONS FUNDS
any and all fees and expenses of the Portfolios (other than the investment advisory fee payable under the Investment Advisory Agreement, taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees).

Effective January 1, 2003, BACAP serves as adviser to the Portfolios without a sub-adviser. Prior to January 1, 2003, Funds Trust, on behalf of the Portfolios, had a sub-advisory agreement with BA Advisors and BACAP pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.05% of each Portfolio's average daily net assets.

Effective January 1, 2003, BACAP Distributors serves as sole administrator of Funds Trust. Prior to January 1, 2003, Stephens, Inc. ("Stephens") and BA Advisors served as co-administrators of Funds Trust. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. BA Advisors, Stephens and BACAP Distributors received no compensation for its services as administrator from the Portfolios.

Bank of America serves as custodian of Funds Trust on behalf of the Portfolios' assets.

BACAP and/or its affiliates may, from time to time, reduce its fee payable by each Portfolio. For the year ended March 31, 2003, BACAP did not waive any fees.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares. Bank of America serves as sub-transfer agent for the Portfolios' Primary A and Primary B Shares.

Effective January 1, 2003, BACAP Distributors serves as distributor of the Funds' shares. Prior to January 1, 2003, Stephens served as distributor of the Funds' shares. For the year ended March 31, 2003, the Funds were informed that the distributors received the following:

                                                               FRONT END     CONTINGENT DEFERRED
                                                              SALES CHARGE      SALES CHARGE
                                                                 (000)              (000)
FUND                                                           INVESTOR A        INVESTOR B        INVESTOR C
-------------------------------------------------------------------------------------------------------------
Growth......................................................      $420              $139               $2
Balanced Growth.............................................       939               245                5
Income and Growth...........................................       275                85                5

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as a Director or Officer of Funds Trust.

A significant portion of each Portfolio's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted a shareholder administration plan for Primary B Shares of each Portfolio and shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Portfolio, and a combined distribution and shareholder servicing plan for the Investor A shares of each Portfolio. The administration plan permits the Portfolios to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP.

NATIONS FUNDS

For the year ended March 31, 2003, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                               CURRENT
                                                                 RATE
                                                              (AFTER FEE    PLAN
                                                               WAIVER)      LIMIT
                                                              -------------------
Primary B Shareholder Administration Plan...................     0.50%*     0.60%
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................     0.25%      0.25%
Investor B and Investor C Shareholder Servicing Plans.......     0.25%      0.25%
Investor B and Investor C Distribution Plans................     0.75%      0.75%

---------------

 *During the year ended March 31, 2003 and until July 31, 2003 BACAP
  Distributors has agreed to waive Primary B Shareholder Administration fees as a percentage of each respective Portfolio's average daily net assets at an annual rate of 0.10%.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                                (000)      (000)
                                                              -------------------
Growth......................................................  $  52,183   $15,489
Balanced Growth.............................................    157,107    66,342
Income and Growth...........................................     72,579    21,297

5.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2003, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

     1. Investor B Shares purchased before August 1, 1997 automatically convert to Investor A Shares after nine years.

     2. Investor B Shares purchased between August 1, 1997 and November 15, 1998 automatically convert to Investor A Shares as follows:

        a.  $0 - $249,999        9 years
        b.  $250,000 - 499,000   6 years
        c.  $500,000 - 999,000   5 years

     3. Investor B Shares purchased after November 15, 1998 automatically convert to Investor A after eight years.

See Schedules of cap stock activity.

6.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1. The Funds had no borrowings outstanding at March 31, 2003.

NATIONS FUNDS

7.  RISK FACTORS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until BACAP determines that it is appropriate to dispose of such securities.

The Officers and Trustees of Funds Trust also serve as Officers and Trustees of the Underlying Funds. In addition, BACAP Distributors and BACAP are wholly-owned subsidiaries of Bank of America. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds a Portfolio invests in may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by BACAP. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. BACAP, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. BACAP may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

8.  INCOME TAXES

Information on the tax components of capital as of March 31, 2003 is as follows:

                                                                                   NET TAX        UNDISTRIBUTED     UNDISTRIBUTED
                                   COST OF                                        UNREALIZED         ORDINARY         LONG-TERM
                                 INVESTMENTS     GROSS TAX       GROSS TAX      APPRECIATION/        INCOME/           GAINS/
                                   FOR TAX       UNREALIZED      UNREALIZED     (DEPRECIATION)     (ACCUMULATED     (ACCUMULATED
                                  PURPOSES      APPRECIATION    DEPRECIATION    ON INVESTMENTS    ORDINARY LOSS)    CAPITAL LOSS)
FUND                                (000)          (000)           (000)            (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Growth.........................   $171,743         $   --         $(48,794)        $(48,794)           $ --            $(7,775)
Balanced Growth................    347,525          1,398          (57,548)         (56,150)            882             (1,336)
Income and Growth..............     98,036            614           (6,004)          (5,390)            269                376

NATIONS FUNDS

At March 31, 2003, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING   EXPIRING
                                                              IN 2010    IN 2011
                                                               (000)      (000)
                                                              -------------------
Growth......................................................   $5,674     $2,064
Balanced Growth.............................................    1,336         --

For the fiscal year ended March 31, 2003, the following Portfolios elected to defer losses occurring between November 1, 2002 and March 31, 2003 under these rules, as follows:

                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                              (000)
----------------------------------------------------------------------------
Growth......................................................      $  37
Balanced Growth.............................................         --
Income and Growth...........................................         --

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2004.

Tax composition of dividends (other than return of capital dividends) for the year was as follows:

                                                                      03/31/03                     03/31/02
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Growth......................................................   $  232          $--          $  303        $   --
Balanced Growth.............................................    5,366           --           6,348         2,207
Income and Growth...........................................    1,645           39           1,122           121

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for dividends received from underlying mutual funds.

                                                                                  ACCUMULATED NET
                                                                                      REALIZED
                                                              UNDISTRIBUTED NET    GAIN/(LOSS) ON
                                                              INVESTMENT INCOME   INVESTMENTS SOLD   PAID-IN CAPITAL
FUND                                                                (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------
Growth......................................................       $   76             $   (71)            $ (5)
Balanced Growth.............................................        1,389              (1,495)             106
Income & Growth.............................................          247                (247)              --

9.  CHANGE OF REGISTERED INVESTMENT COMPANY

On June 8, 2001, the LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio, newly established shell portfolios of Nations Funds Trust (the "Successor Portfolios"), acquired the assets and assumed the liabilities of their predecessor portfolios, which were series of Nations LifeGoal Funds, Inc. pursuant to a plan of reorganization approved by each predecessor portfolio's shareholders. The predecessor portfolios had the same name, investment objective and principal investment strategies as the Successor Portfolios. The acquisition was accomplished by a tax-free exchange of shares of the Successor Portfolios in an amount equal to the value of the outstanding shares of the predecessor portfolios. The financial statements of the Successor Portfolios reflect the historical financial results of the predecessor funds prior to the reorganizations.

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Income and Growth Portfolio (constituting part of Nations Funds Trust, hereafter referred to as the "Portfolios") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2003, the amount of long-term capital gains designated by the Trust and Funds Trust were as follows:

FUND                                                           TOTAL
----------------------------------------------------------------------
Income & Growth.............................................  $38,588

Of the ordinary income (including short-term capital gain) distributions made by the Trust and Funds Trust during the fiscal year ended March 31, 2003, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Growth......................................................    100.00%
Balanced Growth.............................................      4.31%
Income & Growth.............................................      8.91%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term.

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Trustee          Indefinite term;        Senior Managing Director              81
Age: 59                                  Trustee since 1999      of The Succession Fund (a
                                                                 company formed to advise
                                                                 and buy family owned
                                                                 companies) from 1998
                                                                 through April 2001.
William H. Grigg        Trustee          Indefinite term;        Retired; Chairman Emeritus            85
Age: 70                                  Trustee since 1991      since July 1997, Chairman
                                                                 and Chief Executive
                                                                 Officer through July
                                                                 1997 -- Duke Power Co.
Thomas F. Keller        Trustee          Indefinite term;        R.J. Reynolds Industries              85
Age: 71                                  Trustee since 1991      Professor of Business
                                                                 Administration, Fuqua
                                                                 School of Business, Duke
                                                                 University, since July
                                                                 1974; Dean, Fuqua School
                                                                 of Business Europe, Duke
                                                                 University, July 1999
                                                                 through June 2001
Carl E. Mundy, Jr.      Trustee          Indefinite term;        President and Chief                   81
Age: 67                                  Trustee since 1996      Executive Officer -- USO
                                                                 from May 1996 to May 2000;
                                                                 Commandant -- United
                                                                 States Marine Corps from
                                                                 July 1991 to July 1995;
                                                                 Member, Board of Advisors
                                                                 to the Comptroller General
                                                                 of the United States;
                                                                 Chairman, Board of
                                                                 Trustees, Marine Corps
                                                                 University Foundation
Dr. Cornelius J.        Trustee          Indefinite term;        Retired; President,                   81
Pings                                    Trustee since 1999      Association of American
Age: 74                                                          Universities through June
                                                                 1998


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael  Director -- Cobra Electronics
Age: 59                Corporation (electronic equipment
                       manufacturer), Opta Food
                       Ingredients, Inc. (food ingredients
                       manufacturer) and Golden Rule
                       Insurance Company since May, 1994;
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies).
William H. Grigg       Director, The Shaw Group, Inc.; and
Age: 70                Director and Vice Chairman, Aegis
                       Insurance Services, Ltd. (a mutual
                       fund insurance company in Bermuda);
                       Trustee, Nations Funds Family (6
                       other registered investment
                       companies)
Thomas F. Keller       Director, Wendy's International,
Age: 71                Inc. (restaurant operating and
                       franchising); Director, Dimon, Inc.
                       (tobacco); and Director, Biogen,
                       Inc. (pharmaceutical
                       biotechnology); Trustee, Nations
                       Funds Family (6 other registered
                       investment companies)

Carl E. Mundy, Jr.     Director -- Schering-Plough
Age: 67                (pharmaceuticals and health care
                       products); General Dynamics
                       Corporation (defense systems);
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies)

Dr. Cornelius J.       Director, Farmers Group, Inc.
Pings                  (insurance company); Trustee,
Age: 74                Nations Funds Family (2 other
                       registered investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
A. Max Walker           Trustee and      Indefinite term;        Independent Financial                 85
Age: 80                 Chairman of      Trustee since           Consultant
                        the Board        inception
Charles B. Walker       Trustee          Indefinite term;        Vice Chairman and Chief               81
Age: 64                                  Trustee since 1985      Financial Officer --
                                                                 Albemarle Corporation
                                                                 (chemical manufacturing)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Trustee          Indefinite term;        Director, President and               81
Age: 65                                  Trustee since 1985      Treasurer, Saunders &
                                                                 Benson, Inc. (insurance)
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               81
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
James B. Sommers        Trustee          Indefinite term;        Retired                               81
Age: 63                                  Trustee since 1997
Thomas S. Word, Jr.     Trustee          Indefinite term;        Partner -- McGuire, Woods,            81
Age: 64                                  Trustee since 1985      Battle & Boothe LLP (law
                                                                 firm)


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
A. Max Walker          Chairman and Trustee, Nations Funds
Age: 80                Family (6 other registered
                       investment companies)
Charles B. Walker      Director -- Ethyl Corporation
Age: 64                (chemical manufacturing); Trustee,
                       Nations Funds Family (2 other
                       registered investment companies)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III  Director, Insurance Managers Inc.
Age: 65                (insurance); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)
Robert H. Gordon       Director, BACAP; Co- Chairman of
Age: 41                the Board, BACAP; and Trustee,
                       Nations Fund Family (2 other
                       registered investment companies)

James B. Sommers       Chairman -- Central Piedmont
Age: 63                Community College Foundation;
                       Director, Board of Commissioners,
                       Charlotte/Mecklenberg Hospital
                       Authority; Trustee, Central
                       Piedmont Community College, Mint
                       Museum of Art; Trustee, Nations
                       Funds Family (2 other registered
                       investment companies)
Thomas S. Word, Jr.    Director -- Vaughan-Bassett
Age: 64                Furniture Company, Inc.
                       (furniture); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               N/A
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
Edward D. Bedard        Chief            Indefinite term;        Chief Financial Officer of            N/A
Age: 44                 Financial        Chief Financial         the Trust, NMIT and NSAT
                        Officer          Officer since 2003      since Jan. 2003; Treasurer
                                                                 of the Trust, NMIT and
                                                                 NSAT since Oct. 2002;
                                                                 Chief Financial Officer of
                                                                 Nations Government Income
                                                                 Term Trust 2003, Inc.,
                                                                 Nations Government Income
                                                                 Term Trust 2004, Inc.
                                                                 Nations Balanced Target
                                                                 Maturity Fund and Hatteras
                                                                 Income Securities, Inc.
                                                                 since March 1998.
                                                                 Director, BACAP (or its
                                                                 predecessors) since 1997;
                                                                 Senior Vice President and
                                                                 Chief Operating Officer,
                                                                 BACAP since 1996; and
                                                                 Chief Administrative
                                                                 Officer and Treasurer,
                                                                 BACAP since January 2000.
Gerald Murphy           Treasurer        Indefinite term;        Treasurer of the Trust,               N/A
Age: 42                                  Treasurer since 2003    NMIT and NSAT since Jan.
                                                                 2003; Treasurer of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1999; Senior Vice
                                                                 President, BACAP (or its
                                                                 predecessors) since 1998;
                                                                 Vice President, Citibank
                                                                 1997-December 1998.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
OFFICERS
Robert H. Gordon       N/A
Age: 41
Edward D. Bedard       N/A
Age: 44
Gerald Murphy          N/A
Age: 42

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Robert B. Carroll       Secretary        Indefinite term;        Secretary of the Trust,               N/A
Age: 43                                  Secretary since 2003    NMIT and NSAT since Jan.
                                                                 2003; Secretary of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1997; Associate General
                                                                 Counsel, Bank of America
                                                                 Corporation since 1999;
                                                                 Assistant General Counsel,
                                                                 Bank of America
                                                                 Corporation 1996-1999.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
Robert B. Carroll      N/A
Age: 43

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

                      [This page intentionally left blank]

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund (1)
Nations Classic Value Fund (2)


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund (3)
Nations Global Value Fund

(1) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Please see
the prospectus supplement dated
March 11, 2003 for details.

(2) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Shareholder
approval is required for this
reorganization at a special
shareholder meeting that is
scheduled for July 11, 2003. Please
see the prospectus supplement
dated March 11, 2003 for details.

(3) As of June 3, 2002, Nations
International Value Fund was
closed to new or additional
investments except in limited
circumstances. Please refer to the
fund's most recent prospectus for
more information.


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund


LIFEGLAR
(3/03)